INVESTOR DAY March 1, 2013 1 Exhibit 99.1

Forward Looking Statements

The information contained in this presentation includes forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and involve risks and uncertainties that may cause the Company's actual results to differ materially from any future results expressed or implied by such forward-looking statements. Factors that may cause such a difference include, but are not limited to (i) the rate of growth in the economy and employment levels, as well as general business and economic conditions; (ii) changes in interest rates, as well as the magnitude of such changes; (iii) the fiscal and monetary policies of the federal government and its agencies;
(iv) changes in federal bank regulatory and supervisory policies, including required levels of capital and the impact of proposed capital standards on our capital ratios; (v) the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on our
business, business practices and cost of operations; (vi)  the relative strength or weakness of the consumer and commercial credit sectors and of the real estate markets in Puerto Rico and the other markets in which borrowers are located; (vii) the performance of the stock and bond markets; (viii) competition in the financial services industry;  (ix) additional Federal  Deposit
Insurance Corporation assessments; and  (x) possible legislative, tax or regulatory  changes. Forward-looking statements  speak only as of  the date they are made, and  the Company undertakes no obligation to publicly update or revise any forward-looking statement. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2012 and other SEC filings for a discussion of those factors that could impact our future results.

Meeting Agenda
•
Welcome Remarks and Overview
Richard L. Carrión, Chairman & CEO 10:00 a.m. (9:00 EST)
•
Puerto Rico Commercial Lending Business 10:15 a.m. (9:15 EST)
Eli Sepúlveda, EVP, Puerto Rico Commercial Credit Group
•
Puerto Rico Consumer Lending Business 10:30 a.m. (9:30 EST)
Gilberto Monzón, EVP, Individual Credit Group
•
BREAK 10:45 a.m. (9:45 EST)
•
U.S. Operations 11:00 a.m. (10:00 EST)
Carlos J. Vázquez, EVP, President of Popular Community Bank
•
Credit Management & Credit Trends 11:10 a.m. (10:10 EST)
Lidio Soriano, EVP, Chief Risk Officer
•
Financial Review 11:25 a.m. (10:25 EST)
Jorge A. Junquera, CFO, SEVP
•
Concluding Remarks  11:35 a.m. (10:35 EST)
Richard L. Carrión, Chairman & CEO
•
Q&A 11:45 a.m. (10:45 EST)

Overview 4

Investment Overview
•
Unique franchise in Puerto Rico supports strong, stable revenue generating capacity
•
Popular executing actions to drive shareholder value creation
–
Stronger credit metrics
•
Improving credit metrics plus significant NPA sale announced today will drive these ratios closer to normalized levels
–
Stronger balance sheet
•
Strong capital position with excess capital of $1.9B at 12/31/12
•
Expect higher earnings post sale to help recoup approx. $250M capital reduction
•
Improved profitability post NPA sale and possible realization of value from EVERTEC investment will further strengthen capital
–
Improved performance building optionality  for U.S. operations
–
Enhancing growth prospects
•
Assets are stabilizing and several lines of business are growing
•
All of these actions drive us closer to normalized earnings  of $370 million and TARP exit in the most shareholder-friendly fashion

Popular, Inc. Profile
• $27.6 billion in assets
• 2012 net income of $290.8 million
• No. 1 market share for loans ($19.3B) and deposits ($21.0B)
• 92 branches and footprint in New York, New Jersey, Illinois, California & Florida
• $8.7 billion in assets
• 2012 net income of $46.0 million
• 48.5% stake in EVERTEC; a leading transaction processing business in Latin America with $118 million in adjusted EBITDA for first 9 months of 2012
• 20% investment in Centro Financiero BHD, a premier financial institution based in the
Dominican Republic with approximately $3.5B in assets
• Fitch recently upgraded Popular’s senior unsecured rating to BB-
6
• 36
th
largest bank in the U.S. with $36.5 billion in assets
• Largest bank in Puerto Rico; founded in 1893
• 2012 net income of $245.3 million
Overview
Banco Popular
de Puerto Rico
Popular
Community
Bank
Other

STRONG REVENUE-GENERATION CAPACITY 7

Puerto Rico Franchise Produces Strong Revenues  vs  US Peers
Pre Provision Net Revenue (PPNR) / Average Assets (%)
Source: Company regulatory filings; SNL Financial
Note: Includes all regulated depositories between $10bn and $50bn in assets, excluding BankUnited, Inc., Barclays Delaware Holdings LLC, Boeing Employees Credit Union, CIT Group Inc., E*TRADE Financial Corporation, EverBank
Financial Corp, First Republic Bank, Franklin Resources, Inc., GE Capital Bank, GE Capital Retail Bank, Hawaiian Electric Industries, Inc., IMB HoldCo LLC (OneWest), Investors Bancorp, MHC, John Deere Capital Corporation,
Pentagon Federal Credit Union, Raymond James Financial, Inc., Scottrade Financial Services, Inc., State Employees' Credit Union, State Farm Bank, FSB, Third Federal Savings and Loan of Cleveland, MHC, UBS Bank USA, and
Utrecht-America Holdings, Inc. (Rabobank)
8
On average, BPPR has ranked in top 10 among peers since 2010
BPPR rank
(out of 40 U.S. banks)
7 9 1 3 2 5 2 11 8 36 (6*) 6 6
2.20%
2.03%
2.51%
2.33%
2.66%
2.28%
2.39%
1.77%
2.07%
2.20%
2.10%
1.52%
1.58%
1.59%
1.60%
1.61%
1.53%
1.57%
1.51% 1.51% 1.51%
1.63%
1.64%
2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4
BPPR $10bn -$50bn asset U.S. bank median
Excludes $27M pre tax HFS
loan valuation adjustment and
$25M debt prepayment expense
1.00%
*
-
1.78%*
Pre-provision net revenues = Income before tax plus provision less mirror impact on provision for covered loans on loss-sharing agreement less realized gain on available for sale securities
See Appendix A for non-GAAP reconciliation

BULK SALE OF NPAS 9

NPA Sale Overview
•
Pricing:
–
Purchase price: $347M (34% of UPB)
–
Book Value of assets sold: $568M
–
Popular will receive $112M in cash at closing
•
Deal structure:
–
Sale includes $447 million in commercial and construction NPLs and $121 million in residential and commercial OREOs
–
NPA sale to a third party financial group
–
Popular will retain 24.9% interest in the acquiring entity, ensuring we participate in any upside
•
Popular will provide $268M in seller financing to entity to fund a portion of purchase price, costs-to-complete amounts and expenses of certain projects, working capital and other items
•
Deal structure is similar to 2011 NPL sale transaction, which has performed well
–
Credit facilities have been substantially repaid sooner than expected
–
Value of our JV interest has appreciated

Bulk Sale of NPAs
• Significant reduction in NPAs:
– Pro-forma NPAs/Total Assets at Dec. 31 decline from 5.48% to 3.95%
– Sale focused on NPAs with highest loss severity: PR commercial and construction NPLs
• NPL sale will contribute to reduction in provision expense
• Reduced NPAs will drive a reduction in expenses
• Expect higher earnings post sale to help recoup approx. $250M capital reduction
• NPA sale positions us more favorably for TARP exit

By selling $568 million in NPAs, Popular will substantially derisk its balance sheet and improve future profitability

PUERTO RICO COMMERCIAL BUSINESS 12

Popular is the Leading Commercial Bank in PR
•
Our size and capabilities drive strong client
relationships across various sectors
–
40%+ market share in commercial loans
–
Over 72,000 commercial clients
–
Our clients are the major players in their
respective industries
•
Our strong branch network combined with
our full suite of cash-management services
give us a unique competitive advantage
–
175 branches in PR and 9 in USVI
–
Over 60% of PR payrolls are deposited in BPPR
accounts
•
Strong core earnings power
•
Seeking growth in profitable, high-quality
loans – not growth for growth’s sake
Key Business Indicators
Avg. Deposits $5.6B
Non-interest
bearing
$2.6B
Avg. Non-Covered
Loans
$6.0B
Avg. Covered Loans $3.0B
NIM 4.73%
Other Operating
Income
$112M
Interest Income $488M
1
Excludes loss on sale of loans, valuation of LHFs
and loss-share indemnity expense

1
Annual figures for period ended Dec. 31, 2012

Positive Prospects in Middle Market & Corporate
Non-Covered Commercial Portfolio by Segment¹
Balance ($) % of Total
Small (<$500K) $425.8M 7%
Middle ($500K-$10M) 2.6B 44%
Public Sector 617.2M 10%
Construction 98.9M 2%
Corporate (>$10M) 2.0B 34%
Asset Based $189.8M 3%
$5.9B 100%
•
Corporate sector activity increasing,
with important transactions in pipeline
–
Strong, large companies looking for
opportunities to grow
–
M&A activity increasing among clients
–
Tax incentives for export companies
recently enacted
•
Middle-market segment presents
opportunity to increase profitability
•
Small-business group increasing
participation in government-
guaranteed loans
•
Focus on food and health industries,
which are showing increasing signs of
growth
¹ Excludes covered loans, loans held-for-sale and commercial loans managed by auto and mortgage units
2
Puerto Rico public sector includes central government, municipalities and public corporations and excludes approximately $68 million in government credit managed outside of the business line
Figures as of Dec. 31, 2012

2

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Well Diversified Non-Covered Commercial Portfolio
Non-Covered Portfolio
1
by Industry
%
Real Estate/Rental/Leasing 33%
Manufacture/Retail/Wholesale 21%
Professional Services 12%
Public Administration 10%
Construction 7%
Health Care/Social Assistance 5%
Finance/Insurance/Information 5%
Agriculture/Mining 3%
Other Industries 4%
•
73% of commercial portfolio is C&I or
owner-occupied CRE
•
Portfolio well diversified across sectors with
no industry concentration
•
Average loan yield of 4.31%
•
68% or $4B of the commercial portfolio has
variable rates
Non-Covered Portfolio by
Loan Type
% $
Commercial & Industrial
39% $2.4B
CRE Owner Occupied
34% $2.0B
CRE Non-Owner
23% $1.3B
Construction
3% $198M
Multifamily
1% $56M
¹ Excludes loans held-for-sale, and commercial loans managed by auto and mortgage units

1

Public Sector Exposure Benefits from Multiple Repayment Sources
•
$859M in credit facilities granted to multiple borrowers in the public sector, including the Puerto Rico Government, its municipalities and public corporations ($75M are uncommitted)
•
Excluding uncommitted lines of credit, more than 90 percent of our credit exposure to the Puerto Rico Government  is either collateralized loans or obligations that have a specific source of income / revenues identified for their repayment
•
Loans to municipalities are secured by the full faith, credit and taxing power of the municipalities
¹Excludes $294 million in mortgages guaranteed by the PR Housing Finance Authority
16
Figures as of Dec. 31, 2012
$ in millions Outstanding Unused Amount Total
Credit Facilities 688.6 95.4 784.0
Uncommitted  Lines of Credit 60.5 14.5 75.0
Total Credit Facilities 749.1 109.9 859.0
Municipal Bonds 217.2 - 217.2
Total
1
$966.3 $109.9 $1,076.2

PUERTO RICO CONSUMER BUSINESS 17

| | | | | | |
|---|---|---|---|---|---|
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| | | | | | |

Leading Consumer Bank in Puerto Rico
Note: Figures as of or for year ended Dec. 31, 2012 except when listed below. Figures exclude covered loans.
(1) As of Sept. 30, 2012. Source: Commissioner of Financial Institutions of Puerto Rico.  Mortgage market share based on originations; other products based on loans outstanding.
(2) Includes $86 million of Marine Loans
(3) Includes $141 million of Consumer  Lines of Credit
$ in millions
Non-covered
Consumer
Loans
Effective Yield
Market
Share
(1)
Market Share –
Main
Competitor
(1)
Main Strategies
Mortgage $4,949 5.29% 30% 16%
• Maintain market leadership and
redesign key mortgage servicing
processes
Auto 1,189
(2)
8.83% 16% 26%
• Restructure/refocus business to
become market leader
Personal
Loans
1,403
(3)
10.60% 35% 5%
• Drive increased customer
satisfaction and profitability by
improving credit processes and
offering innovative products
Credit
Cards
1,183 13.13% 50% 16%
• Identify and promote sales
opportunities based on customer
purchasing behavior
• Develop new delivery channels
for new account acquisition and
continue to improve engagement
Total $8,724 7.68%

## Mortgage Originations Evolution

1,033
958
1,094
1,181
971
1,108
1,013
957
977
1,202
1,277
1,508
756
696
793
824
661
741
686
677
662
805
889
1,062
277
262
301
357
310
367
327
280
315
397
388
446
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12

## Mortgage Servicing Portfolio Evolution

35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
250,000
200,000
150,000
100,000
50,000
0
128,104
223,211
13,512
22,390
2007
2008
2009
2010
2011
2012

Leading Mortgage Originator and Servicer in P.R.
262
277 280
327
367
310
357
301
446
388 397
315
BPPR Other Mortgage Institutions
Total Originations ($ in millions)
Total Puerto Rico Mortgage Industry Market Share
BPPR’s Market
Share (%)
27% 27% 28% 30% 32% 33% 32% 29% 32% 33% 30% 30%
Accounts Volume ($ in Millions)
Volume
Accounts
Mortgage Servicing Portfolio Evolution
2012 originations:
•
•
•
•
•
•
•
Avg. FICO: 730
Avg. LTV: 76%
60% refinance,
40% purchases
77%  GSEs and
government
23% non-
conforming
Originations mix:
Increased 21% vs.
2011
Popular is the largest
servicer on island
At Dec. 31, 2012:
•
•
68% GNMA &
GSEs
20% BPPR owned
12% private label
Total accounts
serviced were
223,211
Mortgage servicing
portfolio mix:

•
More than 90% of portfolio is composed of fixed-rate mortgages (no mortgage broker business, no ARMs)
•
Average loan balance of total owned portfolio is $108.4K
•
Total uninsured delinquency of mortgage owned portfolio (excluding covered loans) is $420M
Figures as of or for period ended Dec. 31, 2012
(1) Insured by U.S. Sponsored Agencies (HUD, VA, Rural)
(2) Does not include $176 million in mortgage TDRs below 90 DPD that were classified as non-accrual status upon restructuring and $364 million in mortgage loans insured by U.S. Sponsored Agencies and GNMA repurchased
(3) Losses 80% guaranteed by the FDIC Loss Sharing Agreement
Puerto Rico Mortgage Portfolio Overview
%
Insured
(1)
Average Loan
Balance
(in thousands)
# of Loans
Uninsured
90+ DPD
(in millions)
Uninsured
90+ DPD
(%)
$4,594.9 12.5% $111.0 41,397 $304.5 6.6%
354.0 - 126.3 2,804 115.5 32.6%
4,948.9 11.6% 112.0 44,201 420.0
(2)
8.5%
1,077.0 - 94.7 11,375 182.0 16.9%
6,025.9 - 108.4 55,576 602.0 10.0%
2,932.6 N/A 99.0 29,633 158.7 5.4%
Regular portfolio
Recourse
repurchased portfolio
Sub-total Owned
(excl. covered portfolio)
Covered portfolio (3)
Total Owned
Recourse
(Fannie Mae & Freddie Mac)
Book Value
(in millions)

Delinquent Balances Continue to Decrease
Uninsured 90+ DPD $ Monthly Evolution
Regular portfolio
(1)
Uninsured 90+ DPD $ Monthly Evolution
Recourse Portfolio + Uninsured Repurchases Portfolio
Decrease in delinquency levels have been principally driven by aggressive collections efforts and a successful loss mitigation strategy
(1)
Excludes regular portfolio serviced by others, Virgin Islands and personal loans with mortgage guarantee
Total 90+ DPD
24+MPD
6-23 MPD
3-5 MPD
Total 90+ DPD
24+MPD
6-23 MPD
3-5 MPD

90+DPD and Loss Mitigation Alternatives
No LM
History
Denied or
Withdrawn
Already Had
LM Alternative
26.5%
Currently Under
LM Evaluation
Total 90+
DPD $
% of Total Mortgage Owned 90+ DPD Dollars (as of December 31, 2012)
• Popular provided Loss
Mitigation alternatives for
potential restructurings to
over 300 customers per
month, to help individuals
and families preserve their
credit and avoid home
foreclosures
• At one year after
modification, 82% of cases
are still performing
22%
21%
29%
28%
100%
(1)
Excludes regular portfolio serviced by others, Virgin Islands and personal loans with mortgage guarantee
While LM penetration in 90+ DPD has increased, there is still opportunity to further impact non-performing portfolio with LM alternatives.
1

Growing Consumer Business While Improving Credit Quality
Portfolio Evolution
• Personal loans originations grew  12% in 2012 vs. 2011, marking second consecutive year of growth; while ending portfolio increased 1.4% (excluding acquisitions) for the first time since 2008 (+25% including acquisitions)
• Credit-card portfolio remained stable as increased spending substantially offset by higher payments
60
70
80
90
100
110
120
130
140
250
300
350
400
450
500
550
600
650
Q1’12 Q4’11 Q3’11 Q2’11 Q1’11
Credit Card
Spending Originations (1)
Q4’12 Q3’12 Q2’12
Credit Cards
Auto
Personal Loans
New Volume ($ in millions)
Ending Portfolio ($ in million)
850
900
950
1,000
1,050
1,100
1,150
1,200
1,250
1,300
Q3’12 Q2’12 Q4’12 Q1’11 Q2’11 Q3’11 Q4’11 Q1’12
Auto
(2)
Personal Loans
(3)
Credit Cards
(1) Originations excluding acquisitions
(2) Includes $86 million of marine loans
(3) Excludes $141 million of consumer  lines of credit
Credit Card
portfolio
acquisition of
approximately
$130MM
Personal
loans
portfolio
acquisition
of $36MM
Personal
loans
portfolio
acquisition
of $229MM

6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12

8.0
6.0
4.0
2.0
0.0
Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12

Growing Consumer Business While Improving Credit Quality
Credit Quality
Credit Quality
• Delinquency levels show a downward trend since 2010 for all consumer credit products
• Credit cards and personal loans net charge-offs continued to decrease in 2011 and 2012
• Auto net charge-offs have remained under 2%; at lowest levels since 1999
(1)
Excludes covered portfolios.
Consumer Credit 30+ DPD % Monthly
Evolution
Net Charge Offs Monthly Evolution
Credit Cards
Personal Loans
Auto
Auto
Credit Cards
Personal Loans
1
1
($ in millions)
Recovery from
sales of previously
charged-off loans

Accelerating Progress in U.S. 25

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Continuing to Execute Plan to Improve Profitability
•
We continue to execute our plan to increase optionality for U.S.
operations via improved performance
•
Focused on:
•
Improving profitability
•
Lowering NPLs
•
Reducing net charge-offs
•
Protecting margin and maintaining expense discipline
($ in millions)
2007 2008 2009 2010 2011 2012
Net Income ($195.4) ($524.8) ($725.9) ($340.3) $29.9 $46.0
NPLs
176.9 420.9 797.9 657.9 379.7 235.3
Net Charge Offs
57.5 248.6 515.4 472.4 203.1 112.6
Net Interest Margin 3.12% 2.99% 2.86% 3.32% 3.64% 3.60%
Operating Expenses $686.0 $430.4 $314.2 $298.3 $248.4 $236.8

•
Along with continuing to reduce NPLs and exiting TARP in the most shareholder-friendly fashion, improving the return on capital deployed at
PCB is one of Popular’s highest priorities
•
We are considering all options to further enhance returns
–
Organic expansion by growing successful businesses or entering new business lines
–
Continuing to refine our region/branch strategy
–
Organizational restructuring within Popular
•
We have been very deliberate and patient in our approach to the U.S.
operations. To this point, we believe our focus on improving the existing businesses has resulted in more attractive returns than other alternatives
•
We continuously evaluate other possibilities and will execute on these decisively when the creation of value becomes clear
Prepared to Move Decisively to Create Value

RISK MANAGEMENT 28

Strong Risk Management Framework
Risk Management Committee (RMC)
Responsible for overseeing and approving the Corporation’s risk management program
Popular has implemented an Enterprise Risk Management (ERM) function within the Risk
Management Group (RMG) to assist
Risk Management Committee
Credit Strategy
Committee
(“CRESCO”)
Asset Liability
Management
Committee
(“ALCO”)
Operational Risk
Management
Committee
(“ORCO”)
Management’s top policy-making body with respect to credit-related matters and credit strategies
Committee reviews the adequacy of the allowance for loan losses, monitors asset quality and approves credit policies
Analysis of the allowance adequacy is presented to the RMC
The ALCO reviews and monitors the volume and mix of assets and funding sources and off-balance sheet activities, to produce results that are consistent with Popular Inc.’s liquidity, capital adequacy, growth, risk and profitability goals
Stays informed on the economy and the financial markets and how future developments could impact Popular’s NII and economic value of equity
Provides guidance on the overall operational risk management of the Corporation and the levels of acceptable exposures
Reviews the design and implementation of the operational risk management guidelines, procedures and controls, seeking to assure that these are consistent with Popular’s stated goals and objectives, and the overall financial strength of the organization

Community Banks ($10B-)
Mid Regionals ($10B - $50B)
Super Regionals ($50B+)
Systemic Important Financial Institutions

Risk Management 2012 Main Initiatives
Actions taken to strengthen risk management  functions
Credit Administration Remediation Plan
Completed the action plan delineated in 2011.  Areas of accomplishments include: 1) Strengthened Loan
Review Department, 2) Credit Risk Tolerance Policy
ALLL Methodology
Revised estimation process for evaluating adequacy of general reserve component of  ALLL for commercial and construction loan portfolios
Stress Testing Model
Developed enhanced stress testing models to comply with Fed’s stress testing guidance.
Dodd-Frank Provisions & CFPB New Processes
Implemented new Dodd-Frank provisions timely and effectively and adequately managed CFPB’s first exam
New Quantitative Team
A new quant team was created and staffed in the Credit Risk Division, mainly to improve portfolio level quantitative analysis
• Dodd Frank
• CFPB
• Basel III
• Annual Stress Test
• Dodd Frank
• Basel III
• Dodd Frank
• CFPB
• Basel III
• Semi-annual Stress Test
• Living Wills

Consistent Progress on Our No. 1 Objective: Reducing NPLs

Credit Quality Metrics
($ in millions)
2010 2011 2012
Total NPLs held-in-
portfolio
$1,571.9 $1,737.9 $1,425.1
NPLs held-for-sale 671.8 262.3 96.3
OREO 161.5 172.5 266.8
Total NPAs $2,405.2 $2,172.7 $1,788.2
NCO Ratio
5.15% 2.61% 1.97%
ALLL/Loans HIP
3.83% 3.35% 2.96%
ALLL/NPLs
50.46% 39.73% 43.62%
NPLs/Loans
7.58% 8.44% 6.79%
Provision/NCO
87.79% 80.53% 82.96%
•
Resolutions, sales, loss mitigation and
stabilizing  conditions have reduced NPAs
by $617 million or 26% over last two
years
•
NPAs down $384M or 18% in 2012
–
$75M in NPL sales and DPOs
completed in P.R.
–
U.S. legacy NPLs down to $41M
•
Continue to pursue all options to further
reduce NPAs in 2013
Note: Table excludes covered loans
•
NCO ratio under 2% for the year; at
lowest level since 2007

Transaction Will Substantially Reduce NPAs
($in millions)
12/31/2012
12/31/2012
Pro Forma
Change % Change
Commercial and construction
NPLs held in portfolio*
$708.6 $328.0 (380.6) (54%)
Other NPLs held in portfolio* 716.6 716.6 -0- -0-
NPLs held for sale* 96.3 30.2 (66.1) (69%)
Other Real Estate Owned* 266.8 145.9 (120.9) (45%)
Total NPAs, ex Covered Assets 1,788.3 1,220.7 (567.6) (32%)
Covered Loans and OREO 213.5 213.5 -0- -0-
Total NPAs 2,001.8 1,434.2 (567.6) (28%)
Total NPAs / Total Assets 5.48% 3.95% (153 bps)
*Excluding covered loans/assets
32
•
54% reduction in non-covered Commercial and construction NPLs held in portfolio
•
153-bps reduction in Total NPAs / Total Assets

Credit Quality Post-NPA Sale
• Remaining NPLs are mostly in PR mortgage  and US
commercial portfolios
• In PR, mortgage OREOs had a realization rate at
disposition of 83% in Q4
• In US, NPLs and NPL inflows show clear
downward trend
• Nearly half of remaining commercial NPLs at
BPPR are subject to a resolution agreement
with the borrower or guaranteed (e.g., SBA)
NPLs: -37% ($134M)
NPL Inflows: -60% ($50M)
PR US
Commercial $148 $142
Construction 32 6
Mortgage 596 34
Other 36 51
$812 $233
33
Remaining Non-Performing Loans HIP (in millions)
US NPLs & NPL Inflows ($ in millions)
PR Mortgage OREO Disposition Trends ($ in millions)
367
338
287
266
233
84
55
51
52
34
Q4 11 Q1 12 Q2 12 Q3 12 Q4 12
US NPL Inflows US NPLs
$13
$15
$12
$20
79.4%
81.0% 81.1%
83.4%
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
60.00%
70.00%
80.00%
90.00%
0
5000
10000
15000
20000
25000
Q1 2012 Q2 2012 Q3 2012 Q4 2012
Book Balance at Disposition Realization rate as a % of UPB at default

CAPITAL & NORMALIZED EARNINGS 34

Capital Remains Strong Post-NPA Sale
Current Risk Weighted Assets are approximately $23 billion
Capital Ratios %
Excess Capital ($ in billions) **
13.2
17.4
18.6
9.4
12.2
16.4
17.7
8.9
10.5
11.7
14.6
8.5
$1.9
$2.7
$2.0
$1.7
$2.4
$1.8
BPOP Q4 2012 BPOP Q4 2012 Pro-Forma CCAR & CapPR Q4 2012 *
Excess Capital Q4 2012 Pro-Forma Excess Capital
Tier 1 Common Tier 1 Capital Total Capital Tangible Common
Equity
Tier 1 Common Tier 1 Capital Total Capital
•
Expect higher earnings post sale to help recoup approximate $250M capital reduction
•
$1.7 billion in excess pro forma CET1 capital over the Basel I “Well Capitalized” threshold, expected to remain above threshold under proposed Basel III rules
•
Continued improvement in risk profile and successful EVERTEC IPO will bring us closer to TARP exit in the most stockholder friendly manner
*Averages for 30 bank holding Companies with $50 billion or more of total consolidated assets, consisting of 19 firms included in Comprehensive Capital
Analysis and Review (CCAR) and 11 firms included in Capital Plan Review (CapPR).
**Excess capital over “well capitalized” Basel I threshold

Potential Normalized Net Income of $370M & 12% ROCET1
Achieving this level of normalized income and the time required to obtain it are subject to various conditions, including continuing to reduce credit costs and improved economic scenarios in the U.S. and P.R.
See Appendix B for assumptions
(1) – Q4 annualized results adjusted to exclude impact of EVERTEC tax agreement
Q42012N
Annualized
Estimated
Normalized
Earnings
Net Interest Income
1,401.6                    1,333.8
Non-Int. Income
405.6
(1)
498.0
Top-line Revenues
1,807.2                    1,831.8
Expenses
1,186.8                    1,105.0
Pre-provision Net Rev
620.4                        726.8
Provision
331.6                        250.2
Pretax Income
288.8                        476.6
Tax
60.6
(1)
106.4
Net Income
228.2                        370.2
Earning Assets
31,655.0                 32,900.0
CET1
3,083.0                    3,083.0
ROCET1%
7.4% 12.0%
ROA%
0.6% 1.0%
Margin
4.41% 4.05%
Provision to Loans
1.3% 1.0%
Efficiency
65.3% 60.3%
EPS
2.18                          3.54
$228.2
(67.8)
92.4
81.8
81.4
(45.8)
$370.2
Q42012N
Annualized
NI
Net Interest
Income
Non-Interest
Income
Expenses Provision Taxes Normalized
Net Income
Variances Leading to Normalized Earnings
($ in million)

CONCLUDING REMARKS 37

Conclusions
•
Unique franchise in Puerto Rico supports strong, stable revenue generating capacity
•
Popular executing actions to drive shareholder value creation
–
Stronger credit metrics
•
Improving credit metrics plus significant NPA sale announced today will drive these ratios closer to normalized levels
–
Stronger balance sheet
•
Strong capital position with excess capital of $1.9B at 12/31/12
•
Expect higher earnings post sale to help recoup approx. $250M capital reduction
•
Improved profitability post NPA sale and possible realization of value from EVERTEC investment will further strengthen capital
–
Improved performance building optionality  for U.S. operations
–
Enhancing growth prospects
•
Assets are stabilizing and several lines of business are growing
•
All of these actions drive us closer to normalized earnings  of $370 million and TARP exit in the most shareholder-friendly fashion

Appendix 39

Appendix A – GAAP to Non-GAAP Reconciliation
PPNR / Average Asset Calculation – BPPR
¹ Excluding pre-tax unfavorable HFS loan valuation adjustment of $27.3 million and $25.1 million in debt extinguishment expense, the PPNR to average assets ratio would be
1.78%.
($ in millions) 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4
Net income (loss) $20 $16 $4 ($15) ($5) $127 $40 $18
Income tax (benefit) expense (3) 10 7 (12) 142 (42) 2 (2)
Provision for loan losses (PLL) 108 122 182 197 67 119 157 144
Less: Realized gain on AFS securities 0 0 4 0 0 0 9 0
Less: Mirror impact on PLL for covered loans on LSA 0 0 0 0 12 39 20 39
Pre-provision net revenue 125 148 189 170 192 165 170 121
Average assets 22,754 29,207 30,085 29,189 28,798 28,950 28,340 27,364
PPNR / average assets (%) 2.20% 2.03% 2.51% 2.33% 2.66% 2.28% 2.39% 1.77%
($ in millions) 2012Q1
2012Q2¹
2012Q3 2012Q4
Net income (loss) $55 $71 $60 $50
Income tax expense (benefit) 13 (79) 13 14
Provision for loan losses (PLL) 86 104 92 75
Less: Realized gain on AFS securities 0 0 0 0
Less: Mirror impact on PLL for covered loans on LSA 13 29 18 (3)
Pre-provision net revenue 141 67 147 142
Average assets 27,153 26,846 26,754 27,099
PPNR / average assets (%) 2.07% 1.00% 2.20% 2.10%
Source: Consolidated Reports of Condition and Income (FFIEC 031) for Banco Popular de Puerto Rico which excludes the results of certain non-banking subsidiaries of
Popular, Inc., such as Popular Securities and Popular Insurance.

Appendix B – Normalized Earnings Assumptions
Current interest rate environment is assumed to prevail through normalized earnings period
Increase in earning assets is offset by lower net interest margin as Covered Loan
Portfolio runoff is replaced with lower yielding assets
Non interest income increases from lower FDIC LSA expense and lower recourse indemnity reserve expense, offset by reduced  securitization activity
Expenses are reduced by lower FDIC assessment costs, lower credit related expenses in covered and non-covered portfolios and continued cost-control initiatives in P.R. operations
Provision for loan losses is reduced to 1% to reflect improved asset quality
Taxes increase due to higher pre-tax income in P.R. operations while net income from U.S.
operations is expected to be approximately 10% of pre-tax normalized earnings
Achieving this level of normalized income and the time required to obtain it are subject to various conditions, including continuing to reduce credit costs and improved economic scenarios in the U.S. and P.R.
Assumptions:
41